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THE PROFIT
SHARING PLAN
OF XEROX
CORPORATION
AND THE
XEROGRAPHIC
DIVISION, UNION
OF
NEEDLETRADES,
INDUSTRIAL AND
TEXTILE
EMPLOYEES,
A.F.L.-C.I.O.-
C.L.C.
--------------------------------------------------------------------------------
FORM 11-K
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                                                                   EXHIBIT 99-3

    CERTIFICATION OF PLAN ADMINISTRATOR AND ASSISTANT TREASURER PURSUANT TO
                            18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                 Section 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 11-K of The Profit Sharing Plan of Xerox Corporation and the Xerographic Division, Union of Needletrades, Industrial and Textile Employees, A.F.L.-C.I.O.-C.L.C. (the "Registrant") for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence M. Becker, on behalf of the Joint Administrative Board, Plan Administrator of the registrant, and Lance Davis, Assistant Treasurer, Xerox Corporation, hereby certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                             /s/ LAWRENCE M. BECKER
                                        --------------------------------------
                                             LAWRENCE M. BECKER
                                             ON BEHALF OF THE
                                             JOINT ADMINISTRATIVE BOARD,
                                             PLAN ADMINISTRATOR
                                             JUNE 25, 2003

                                             /s/ LANCE DAVIS
                                        --------------------------------------
                                             Lance Davis
                                             Assistant Treasurer
                                             June 25, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to The Profit Sharing Plan of Xerox Corporation and the Xerographic Division, Union of Needletrades, Industrial and Textile Employees, A.F.L.-C.I.O.-C.L.C. and will be retained by The Profit Sharing Plan of Xerox Corporation and the Xerographic Division, Union of Needletrades, Industrial and Textile Employees, A.F.L.-C.I.O.-C.L.C. and furnished to the Securities and Exchange Commission or its staff upon request.